SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2007
Health Fitness Corporation
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-25064 (Commission File Number)	41-1580506 (IRS Employer Identification No.)
3600 American Boulevard W., Suite 560
Minneapolis, Minnesota 55431
(Address of Principal Executive Offices and Zip Code)
(952) 831-6830
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
EXHIBIT INDEX
Fifth Amendment to Credit Agreement

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 27, 2007, Health Fitness Corporation entered into the Fifth Amendment to its Credit Agreement with Wells Fargo Bank, National Association. The Fifth Amendment changes the maturity date of the Credit Agreement to June 30, 2009 and eliminates a restriction on making capital expenditures. The foregoing description of the Fifth Amendment is qualified by the provisions of the Fifth Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
      (a) Financial Statements: None.
      (b) Pro Forma Financial Information: None.
      (c) Shell Company Transactions: None.
      (d) Exhibits:
      Exhibit 10.1       Fifth Amendment dated September 27, 2007 to Credit Agreement, dated August 22, 2003, between the Company and Wells Fargo Bank, N.A.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 14, 2007

HEALTH FITNESS CORPORATION
By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins
Chief Financial Officer

EXHIBIT INDEX
Health Fitness Corporation
Form 8-K Current Report

Exhibit Number	Description
10.1	Fifth Amendment dated September 27, 2007 to Credit Agreement, dated August 22, 2003, between the Company and Wells Fargo Bank, N.A.